UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2023

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue
Newport News, Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on August 2, 2021, Huntington Ingalls Industries, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (as so amended and restated, the “Amended and Restated Revolving Credit Facility”) with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and an issuing bank, and certain other issuing banks. Also, as previously disclosed, on August 2, 2021, the Company entered into a Credit Agreement (the “Term Loan Credit Facility”) with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

On April 24, 2023, the Company entered into: (i) Amendment No. 1 to the Amended and Restated Revolving Credit Facility (the “Amended and Restated Revolving Credit Facility Amendment”), and (ii) Amendment No. 1 to the Term Loan Credit Facility (the “Term Loan Credit Facility Amendment”). The Amended and Restated Revolving Credit Facility Amendment and the Term Loan Credit Facility Amendment amended the Amended and Restated Revolving Credit Facility and the Term Loan Credit Facility, respectively, to replace the variable interest rate at which outstanding amounts under such facility accrue from (x) the London Interbank Offered Rate, plus a spread based upon the Company’s credit rating (currently 1.375%), to (y) the Secured Overnight Funding Rate, plus a spread based upon the Company’s credit rating (currently 1.375%), plus .10%.

The foregoing descriptions of the Amended and Restated Revolving Credit Facility Amendment and the Term Loan Credit Facility Amendment are qualified in their entirety by reference to Amendment No. 1 to the Amended and Restated Credit Facility Agreement, a copy of which is attached hereto as Exhibit 10.1, and Amendment No. 1 to the Term Loan Credit Facility Agreement, a copy of which is attached hereto as Exhibit 10.2, each of which are incorporated herein by reference in their entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

10.1	Amendment No. 1, dated April 24, 2023, to the Company’s Amended and Restated Credit Agreement, dated August 2, 2021, with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and an issuing bank, and certain other issuing banks.

10.2	Amendment No. 1, dated April 24, 2023, to the Company’s Credit Agreement, dated August 2, 2021, with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: April 28, 2023	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary